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                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                           GUARANTY OF PAYMENT OF DEBT

     This FIRST AMENDMENT TO GUARANTY OF PAYMENT OF DEBT (this "First Amendment to Guaranty") is made and entered into as of this 19th day of January, 2005, by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation (the "Guarantor"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent, the "Agents") and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the "Banks" and individually, a "Bank"). Capitalized terms not otherwise defined herein shall have the respective meanings attributed to them in the Guaranty, as hereinafter defined.

                                   WITNESSETH;

     WHEREAS, Forest City Rental Properties Corporation (the "Borrower"), the Banks, and the Agents previously entered into a certain Credit Agreement dated as of March 22, 2004 (the "Original Credit Agreement"); and

     WHEREAS, the Banks required, as a condition to entering into the Original Credit Agreement, that the Guarantor execute and deliver to the Agents and the Banks a certain Guaranty of Payment of Debt, dated as of March 22, 2004 (the "Guaranty") and the Guarantor agreed to and did execute and deliver the Guaranty to the Agents and the Banks; and

     WHEREAS, the Borrower and the Guarantor have requested that the Banks and the Agents agree to certain amendments to the Original Credit Agreement and to the Guaranty; and

     WHEREAS, the Borrower, the Banks and the Agents have entered into a First Amendment to Credit Agreement, dated as of the date hereof (said amendment together with the Original Credit Agreement, the "Credit Agreement"), that requires as one of its conditions that the Guarantor enter into this First Amendment to Guaranty.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. AMENDMENT TO SECTION 1 OF THE GUARANTY. Section 1 of the Guaranty shall be amended as follows:

          (a) Definition of "Senior Notes". The definition of "Senior Notes" contained in the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               "Senior Notes" shall mean the 2003 Senior Notes, the 2004 Senior Notes and the 2005 Senior Notes.
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          (b) Addition of Definition of "2005 Senior Notes". Section 1 of the
     Guaranty shall be amended by adding in its appropriate alphabetical place, the following definition for "2005 Senior Notes":

               "2005 Senior Notes" shall mean the senior notes of the Guarantor to be issued on or about January 25, 2005, pursuant to the Indenture, in an original aggregate principal amount of up to $150,000,000.

     2. AMENDMENT TO SECTION 9.10(a) OF THE GUARANTY. Section 9.10(a) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (a) [Reserved],.

     3. AMENDMENT TO SECTION 9.10(b) OF THE GUARANTY. Section 9.10(b) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (b) any loan obtained from the Guarantor by any Restricted Subsidiary, other than Portland Lumber Trading, Inc. (fka Forest City Trading Group, Inc.),.

     4. AMENDMENT TO SECTION 9.10(g) OF THE GUARANTY. Section 9.10(g) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (g) [Reserved],.

     5. AMENDMENT TO SECTION 9.10(h) OF THE GUARANTY. Section 9.10(h) of the Guaranty shall be amended as follows:

          (a) Clause (iv). Clause (iv) of Section 9.10(h) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (iv) the outstanding and unredeemed principal amount of the Senior Notes shall not, at any time, exceed FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000), in the aggregate; and.

          (b) Clause (v). Clause (v) of Section 9.10(h) of the Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (v) the terms and conditions of the 2003 Senior Notes, the 2004 Senior Notes and the 2005 Senior Notes and the Indenture, shall be satisfactory, in form and substance, to the Agents and the Banks.


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     6. AMENDMENT TO SECTION 9.11(vii) OF THE GUARANTY. Section 9.11(vii) of the
Guaranty shall be amended by deleting it in its entirety and replacing it with the following:

               (vii) [Reserved],.

     7. AMENDMENT TO SECTION 9.19(b) OF THE GUARANTY. Section 9.19(b) of the Guaranty shall be amended by (a) deleting the word "and" at the end of clause
(iii), (b) deleting the period at the end of clause (iv) and replacing it with a semicolon followed by the word "and" and (c) adding the following new clause
(v):

               (v) the Indenture may provide that a default by the Borrower or the Guarantor in the payment of any portion of principal of the Debt when due and payable after the expiration of any applicable grace period that results in the Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or the failure of the Borrower or the Guarantor to pay any portion of the principal of the Debt when due and payable at maturity or by acceleration, constitutes a default under the Indenture.

     8. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agents and each of the Banks as follows:

          (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Guarantor in Section 7 of the Guaranty is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof and no Event of Default or Possible Default exists, or will exist on such date, after giving effect to the incurrence of the Indebtedness under the 2005 Senior Notes.

          (b) REQUISITE AUTHORITY. The Guarantor has all requisite power and authority to execute and deliver and to perform its obligations in respect of this First Amendment to Guaranty and each and every other agreement, certificate, or document required to be delivered as a condition precedent to this First Amendment to Guaranty or to the First Amendment to Credit Agreement.

          (c) DUE AUTHORIZATION; VALIDITY. The Guarantor has taken all necessary action to authorize the execution, delivery, and performance by it of this First Amendment to Guaranty and every other instrument, document, and certificate relating thereto. This First Amendment to Guaranty has been duly executed and delivered by the Guarantor and is the legal, valid, and binding obligation of the Guarantor enforceable against it in accordance with its terms.

          (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this First Amendment to Guaranty and the transactions contemplated hereby.


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     9. NO WAIVER. Except as otherwise expressly provided herein, the acceptance, execution, and/or delivery of this First Amendment to Guaranty by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Guarantor under the Guaranty as in effect prior to the effectiveness of this First Amendment to Guaranty or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

     10. CONDITIONS TO CLOSING. Except as otherwise expressly provided in this First Amendment to Guaranty, prior to or concurrently with the execution and delivery of this First Amendment to Guaranty, and as conditions precedent to the effectiveness of the amendments to the Guaranty provided for herein, the Agents and the Banks and their respective counsel shall have received such opinions of counsel to the Guarantor, certified copies of resolutions of the Board of Directors of the Guarantor, and such other documents as shall be required by the Agents, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this First Amendment to Guaranty, all in form and substance satisfactory to the Agents and the Banks and their respective counsel; the Agents and the Banks shall have received duly executed copies of the 2005 Senior Notes and such shall be in form and substance satisfactory to the Agents and the Banks; all conditions to the First Amendment to Credit Agreement shall have been satisfied; and all costs, fees, and expenses required by the First Amendment to Credit Agreement to have been paid by the Borrower in connection with the First Amendment to Credit Agreement and/or this First Amendment to Guaranty shall have been paid.

     11. CONFIRMATION OF GUARANTY. The Guarantor hereby confirms that the Guaranty is in full force and effect on the date hereof and that, upon the amendments herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.

     12. REPAYMENT OF REVOLVING LOANS. The Guarantor hereby agrees to contribute to the Borrower as capital, as soon as practicable, but not later than one (1) Cleveland Banking Day following the date of issuance of the 2005 Senior Notes, such amount of the net proceeds of the 2005 Senior Notes as may be necessary to pay in full all outstanding principal of and accrued interest on the Revolving Loans and, if applicable, the prepayment premium under Section 5.05(b) of the Credit Agreement.

                  [Remainder of page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

                                    FOREST CITY ENTERPRISES, INC.


                                    BY: /s/ Thomas G. Smith
                                        ----------------------------------------
                                    TITLE: Thomas G. Smith, Chief Financial
                                           Officer, Executive Vice President
                                           and Secretary


                                    KEYBANK NATIONAL ASSOCIATION,
                                    Individually and as Administrative Agent


                                    BY: /s/ Donald Wood
                                        ----------------------------------------
                                    TITLE: Assistant Vice President


                                    NATIONAL CITY BANK, Individually and as
                                    Syndication Agent


                                    BY: /s/ ANTHONY J. DIMARE
                                        ----------------------------------------
                                        ANTHONY J. DIMARE
                                    TITLE: SENIOR VICE PRESIDENT


                                    THE HUNTINGTON NATIONAL BANK


                                    BY: /s/ Suzanne Hamilton
                                        ----------------------------------------
                                    TITLE: Suzanne Hamilton, VP


                                    U.S. BANK NATIONAL ASSOCIATION


                                    BY: /s/ Megan McBride
                                        ----------------------------------------
                                    TITLE: Sr Vice President


                                    COMERICA BANK


                                    BY: /s/ Charles Weddell
                                        ----------------------------------------
                                    TITLE: Vice President

       (Signature page to First Amendment to Guaranty of Payment of Debt)
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                                    FIRST MERIT BANK


                                    BY: /s/ John F. Neumann
                                        ----------------------------------------
                                    TITLE: SENIOR VICE PRESIDENT


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    BY: /s/ Marilyn Maloney
                                        ----------------------------------------
                                    TITLE: FIRST VICE PRESIDENT


                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY


                                    BY: /s/ Kevin B. Quinn
                                        ----------------------------------------
                                    TITLE: Vice President


                                    FIFTH THIRD BANK


                                    BY: /s/ Roy C. Lanctot
                                        ----------------------------------------
                                    TITLE: Vice President


                                    FLEET NATIONAL BANK


                                    BY: /s/ JAMES J. MAGALDI
                                        ----------------------------------------
                                        JAMES J. MAGALDI
                                    TITLE: Vice President


                                    CALYON NEW YORK BRANCH (SUCCESSOR IN
                                    INTEREST TO CREDIT LYONNAIS NEW YORK BRANCH)


                                    BY: /s/ Paul Ragusin
                                        ----------------------------------------
                                    TITLE: Director


                                    BY: /s/ John Wilkins
                                        ----------------------------------------
                                    TITLE: Managing Director

       (Signature page to First Amendment to Guaranty of Payment of Debt)
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                                    THE PROVIDENT BANK


                                    BY: /s/ William Huffman, Jr.
                                        ----------------------------------------
                                    TITLE: Senior Vice President


                                    BANK OF MONTREAL


                                    BY: /s/ Thomas A. Batterham
                                        ----------------------------------------
                                        Thomas A. Batterham
                                    TITLE: Managing Director


                                    CHARTER ONE BANK, N.A.


                                    BY: /s/ Chet C. Abedloski
                                        ----------------------------------------
                                    TITLE: Vice President

       (Signature page to First Amendment to Guaranty of Payment of Debt)